[Logo]
                    American Physicians Service Group, Inc.

                          1301 Capital of Texas Highway
                               Austin, Texas 78746

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 30, 2003

To Our Shareholders:

         You are cordially invited to attend our 2003 Annual Meeting of Shareholders to be held at Lakeway Inn Conference Resort, located at 101 Lakeway Drive, Austin, Texas 78734, on Monday, June 30, 2003 at 8:30 a.m., Austin, Texas time, for the following purposes:

         (a) To elect five directors to serve on our board of directors;

         (b) To transact any other business as may properly come before the meeting or any adjournment(s) thereof.

         The accompanying proxy statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

         Only shareholders of record of our common stock at the close of business on May 13, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

         You are cordially invited and urged to attend the meeting. If you are unable to attend the meeting, we ask that you sign and date the accompanying proxy and return it promptly in the enclosed self-addressed envelope. If you attend the meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, you may revoke your proxy at any time before it is exercised in the manner described in the proxy statement.


                       By Order of our Board of Directors


                       W. H. HAYES
                       Secretary
Austin, Texas
May 25, 2003

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
                          1301 Capital of Texas Highway
                               Austin, Texas 78746

                                 PROXY STATEMENT
                                       for
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 30, 2003

         Our board of directors hereby solicits your proxy for use at our 2003 Annual Meeting of Shareholders to be held at Lakeway Inn Conference Resort, located at 101 Lakeway Drive, Austin, Texas 78734, on Monday, June 30, 2003 at 8:30 a.m., Austin, Texas time, and any adjournment(s) thereof. This solicitation may be made in person or by mail, telephone, or telecopy by our directors, officers, and employees, who will receive no extra compensation for participating in this solicitation. In addition, we will reimburse banks, brokerage firms, and other fiduciaries for forwarding solicitation materials to the beneficial owners of our common stock held of record by such persons. We will pay the entire cost of this solicitation. We expect to mail this proxy statement and the enclosed form of proxy on or about May 25, 2003.

         References in this report to "we", "us", "our", and the "Company" mean American Physicians Service Group, Inc.

                                  ANNUAL REPORT

         Enclosed is our Annual Report to Shareholders for the year ended December 31, 2002, including our audited financial statements. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                            OUTSTANDING COMMON STOCK

         Only shareholders of record at the close of business on May 13, 2003 are entitled to notice of, and to vote at, the meeting and any adjournment(s) thereof. At May 13, 2003, we had outstanding and entitled to vote 2,127,130 shares of our common stock.

                                 QUORUM; VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the meeting but with respect to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         On all matters (including election of directors) submitted to a vote of the shareholders at the meeting or any adjournment(s) thereof, each holder of our common stock will be entitled to one vote for each share of our common stock owned of record by such shareholder at the close of business on May 13, 2003. Cumulative voting is not permitted in the election of our directors.

         Proxies in the accompanying form which are properly executed and returned and that are not revoked will be voted at the meeting and any adjournment(s) thereof and will be voted in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specified matter will be voted according to the recommendations of our board of directors, which are contained in this proxy statement. Our board of directors knows of no matters, other than those presented in this proxy statement, to be presented for consideration at the meeting. If, however, other matters properly come before the meeting or any adjournment(s) thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on any such matters. The persons named in the accompanying proxy may also, if they believe it advisable, vote such proxy to adjourn the meeting from time to time.

         Each matter submitted to the shareholders requires the affirmative vote of a majority of the shares entitled to vote and present in person or by proxy. If you abstain from voting on a proposal, your abstention will have the effect of a negative vote on such proposal. Broker non-votes will have the effect of a negative vote on any proposal.

                               REVOCATION OF PROXY

         You have the power to revoke your proxy at any time before the shares it represents are voted. A revocation will be effective upon receipt, at any time before the meeting is called to order, by our Secretary of either (a) an instrument revoking your proxy or (b) a proxy duly executed by you bearing a later date than the preceding proxy. Additionally, you may change or revoke a previously executed proxy by voting in person at the meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

General

         Pursuant to our bylaws, our board of directors has, by resolution, fixed the number of directors at five, and five directors will be elected. All nominees will be elected to hold office until our next annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

         Should any nominee for director become unwilling or unable to accept nomination or election, the proxies will be voted for the election, in his stead, of such other persons as our board of directors may recommend or our board of directors may reduce the number of directors to be elected. We have no reason to believe that any nominee named above will be unwilling or unable to serve.

Nominees

                                                               Director of
                   Name                         Age           Company Since

              Brad A. Hummel                     46                2003
              Jackie Majors                      69                2003
              Robert L. Myer                     54                1996
              William A. Searles                 60                1989
              Kenneth S. Shifrin                 54                1987

         Mr. Hummel has been a director since January 2003. He had previously served in that capacity from June 1999 to December 2001. He has been President, Chief Executive Officer and a director of Prime Medical Services, Inc., or Prime, since June 2002. From October 1999 until June 2002, Mr. Hummel had been Executive Vice President and Chief Operating Officer of Prime. He was employed by Diagnostic Health Services, Inc., a provider of mobile and fixed base imaging services, from 1984 to 1999, most recently as President and Chief Executive Officer. From 1981 to 1984, Mr. Hummel was an associate with Covert, Crispin and Murray, a Washington, D.C. and London-based management consulting firm.

         Mr. Majors has been a director since March 2003. He previously served on our board of directors from 1989 through 1993. Mr. Majors was a director and President of Prime from 1989 until his retirement in 1996. He was an independent business consultant from 1986 to 1989 and our Vice President-Merger and Acquisitions from 1984 to 1986.

         Mr. Myer has been a director of ours since 1996. He has served as a consultant to Americo Life, Inc., or Americo, a life insurance company, since 1998. Before the sale of certain of his insurance related businesses to Americo in 1998, he was President and Chief Executive Officer of College Insurance Group, Inc., an insurance holding company which owned 100% of Annuity Service Corp. and Financial Assurance Life Insurance Company. Annuity Service Corp. managed and administered tax qualified plan annuity and life insurance business for several insurance companies. Financial Assurance Life Insurance Company was a provider of annuity and life insurance products.

         Mr. Searles has been a director of ours since 1989. He has been an independent business consultant since 1989. Before then, he spent 25 years with various Wall Street firms, the last ten of which were with Bear Stearns (an investment banking firm) as an Associate Director/Limited Partner. He has served as a director of Prime since 1989, as Chairman of the Board of Investment Services since May 1998, as a director of Uncommon Care since September 1998 and as a director of Probex Corp., a re-refiner which converts waste oil into premium quality base oil, since December 1999.

         Mr. Shifrin has been our Chairman of the Board since March 1990. He has been our President and Chief Executive Officer since March 1989 and he was President and Chief Operating Officer from June 1987 to February 1989. He has been a director of ours since February 1987. From February 1985 until June 1987, Mr. Shifrin served as our Senior Vice President - Finance and Treasurer. He has been Chairman of the Board of Prime since 1989. Mr. Shifrin is a member of the World Presidents Organization.


       THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE FOR DIRECTOR.


COMPENSATION OF DIRECTORS

     Nonemployee directors receive a fee of $1,500 for each board meeting and $250 for each committee meeting they attend. Mr. Myer has requested that we contribute his fees to a charity of his choice. Mr. Shifrin does not receive separate compensation for his services as a director. Directors are eligible to receive stock option grants under our 1995 Incentive and Non-Qualified Stock Option Plan. In 2002 Mr. Myer was granted options for 35,000 shares of our common stock and Mr. Searles was granted options for 50,000 shares of our common stock. Mr. Shifrin received options for 75,000 shares of our common stock, as reported in the "Options Granted in 2002" chart of the "Executive Compensation" section of this proxy statement.


CERTAIN ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS

         No family relationships exist among our officers or directors. Except as indicated above with respect to Prime and except for Mr. Searles' directorship with Probex Corp., no director is a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

         Our board of directors held five meetings during 2002, and each director attended at least 75% of (a) the total number of our board meetings held during 2002 (or, if shorter, during the period he served as a director) and
(b) except as noted below, the total number of meetings held by all committees of the board on which he served during 2002 (or, if shorter, during the period he served as a director).

         Our board of directors has an audit committee that, during 2002, consisted of two directors. Mr. Myer served on the committee along with former directors Mr. Still and his successor, Mr. Robshaw. These directors are, and were, "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The audit committee held three meetings during 2002. Mr. Myer was unable to attend one meeting. The audit committee meets with our independent auditors, reviews our financial statements, and selects our independent auditors for each fiscal year. The committee has been expanded to three independent members for 2003. The current members are Mr. Hummel, Mr. Majors and Mr. Myer.

     Our board has a compensation committee which, in 2002, consisted of two directors, Mr. Myer and Mr. Searles. The compensation committee held one meeting during 2002. The compensation committee determines the compensation of our executive officers and directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         Set forth below is information concerning aggregate cash compensation earned during each of our last three fiscal years by our Chief Executive Officer and each of our other most highly compensated executive officers who received in excess of $100,000 in salary and bonuses during any of the last three years, who we will refer to as our named executive officers.

                                  Annual Compensation                Long Term
                                  -------------------            Compensation Awards
                                                                 -------------------
                                                                                     All Other
                                                                     Securities     Compensation
   Name and Principal          Fiscal       Salary      Bonus        Underlying       ($) (1)
   Position                     Year         ($)         ($)         Options (#)
   ------------------------- -----------  ----------  ---------  ------------------ ----------------

   Kenneth S. Shifrin,           2002        293,751    476,000        75,000           3,996
    Chairman, President and
    Chief Executive Officer      2001        275,004     50,000          --             2,677

                                 2000        266,670     37,500        50,000           1,480

   William H. Hayes, Senior      2002        126,246     50,000        35,000           3,996
     Vice President- Finance,
     Secretary and Chief
     Financial Officer           2001        114,996     20,000          --             2,677

                                 2000        114,996     17,500        20,000           1,480

   Maury L. Magids, Senior       2002        180,000    228,529        15,000              --
     Vice President - Insurance
                                 2001        179,588    120,200        10,000              --

                                 2000        169,992     36,000        10,000              --

(1) Consists of our matching contributions to our 401(k) plan with respect to such officer.

OPTIONS GRANTED IN 2002

         The following table provides information related to options granted to the named executive officers during 2002. We do not have any outstanding stock appreciation rights.


                                   Individual Grants
-----------------------------------------------------------------------------------------

                            Number of
                            securities      Percent of
                            underlying      total options
                            Options         granted to         Exercise     Expiration
Name                        granted (#)     employees in     Price ($/Sh)      Date
                            (1)             fiscal year
--------------------------  --------------- ---------------  -------------- -----------

--------------------------  --------------- ---------------  -------------- -----------

Kenneth S. Shifrin              75,000           41%             $3.58         1/25/07

William H. Hayes                35,000           19%             $3.58         1/25/07

Maury L. Magids                 15,000            8%             $4.39         3/27/07

-----------------------------------------------------------------------------------------



(1) These options were granted at the closing price on the date of grant. Options for all board members, including Mr. Shifrin, vest in two annual installments beginning one year after the date of grant. All other options vest in three annual installments beginning one year after the date of grant.


AGGREGATED OPTION EXERCISES DURING  2002 AND OPTION VALUES AT DECEMBER 31, 2002

         The following table provides information related to options exercised by the named executive officers during 2002 and the number and value of unexercised options held at December 31, 2002. We do not have any outstanding stock appreciation rights.


                                                                   Number of Securities             Value of Unexercised
                                                              Underlying Unexercised Options      In-the-Money Options at
                                                                         at Fiscal                         Fiscal
                                                                         Year-End                       Year-End (2)
                                                              -------------------------------- -------------------------------
                         Shares Acquired
        Name             on Exercise (#)     Value Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
                                                 ($)(1)            (#)             (#)             ($)             ($)
----------------------  ------------------- ------------------ -------------  ---------------  -------------  ---------------

Kenneth S. Shifrin              --                 --            148,000          92,000            108,937       93,812
William H. Hayes                --                 --             58,000          42,000             42,062       41,388
Maury L. Magids                 --                 --             24,000          26,000             22,500       22,500


(1) The Value Realized is calculated by subtracting the per share exercise price of the option from the closing price of our common stock on the date of exercise and multiplying the difference by the number of shares of our common stock acquired upon exercise.

(2) The Value of Unexercised In-the-Money Options is before any income taxes and is determined by aggregating for each option outstanding as of December 31, 2002 the amount calculated by multiplying the number of shares underlying such option by an amount equal to the closing price of our common stock on December 31, 2002, which was $4.25, less the exercise price of such option.

EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with Mr. Shifrin and Mr. Hayes. Each of these agreements provides for the payment of a base salary, eligibility for performance bonuses as determined by our board of directors, and such other benefits as are available to our other salaried employees. Mr. Shifrin's agreement provides for a monthly salary, currently $25,000, and terminates April 1, 2007. Mr. Hayes' agreement provides for a monthly salary, currently $10,833, and terminates April 1, 2005. Each of the agreements entitles the employee to receive lump-sum payments in the event the agreements are terminated by us without cause or by the employee following a "change in control" of us, as defined in the agreements. These payments are the greater of
(a) for Mr. Shifrin, five times, and for Mr. Hayes, three times, their respective average annual cash compensation earned for the past five years, or
(b) the total cash compensation that would otherwise have been payable to them throughout the remainder of the term of their employment agreements assuming their current compensation, including the amount of any bonuses for the immediately preceding calendar year, would have remained the same throughout the remainder of the term of their employment agreements.


INDEMNITY AGREEMENTS

         We have entered into indemnity agreements with our directors and certain of our officers. The agreements generally provide that, to the extent permitted by law, we must indemnify each such person for judgements, expenses, fines, penalties and amounts paid in settlement of claims that result from the fact that such person was our officer, director or employee. In addition, our articles of incorporation and certain of our subsidiaries' articles of incorporation provide for certain indemnifications and limitations on director liability.

                      EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2002



                                                                                            Number of Securities
                                                                                             Remaining Available
                                Number of Securities To be                                For Future Issuance Under
                                  Issued Upon Exercise of     Weighted Average Exercise    Equity Compensation Plans
Plan category                       Outstanding Options,         Price of Outstanding         (Excluding Securities
-------------                        Warrants and Rights        Options, Warrants and       Reflected in Column (a))
                                    -------------------                --------------      ------------------------
                                            (a)                        Rights                         (c)
                                                                       ------
                                                                         (b)
Equity compensation plans
   approved by security                   939,000                       $3.51                       549,500
   holders...

Equity compensation plans not
   approved by security                     --                           $--                          --
   holders...

                        Total...          939,000                       $3.51                       549,500


                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The Company is engaged in several highly competitive industries. For the Company to succeed, the Company believes that it must be able to attract and retain qualified executives. To achieve this objective, we have structured an executive compensation policy tied to operating performance that we believe has enabled the Company to attract and retain key executives.

         During 2002, the Compensation Committee was comprised of two non-employee directors, Robert L. Myer and William A. Searles.

         During 2002, the Compensation Committee had primary responsibility for determining executive compensation levels. The board of directors as a whole maintains a philosophy that a significant component of both annual and long-term compensation of executive officers, including that of the Chief Executive Officer, should be linked to measurable performance. A portion of the management compensation has been comprised of bonuses, based on operating and stock price performance, with a particular emphasis on the attainment of planned objectives. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Stock options are granted from time to time to members of management, based primarily on such person's potential contribution to the Company's long-term growth and profitability. The Committee feels that options are an effective incentive to create value for shareholders since the value of an option bears a direct relationship to our stock price. The Committee further recognizes that long-term performance is becoming an increasingly more important component of overall executive compensation.

         For 2002, our executive compensation program, including that of the Chief Executive Officer, consisted of base salary, a cash bonus based on current year performance and long-term stock option awards, all of which relates to the achievement of specific current and long-term goals. Specifically, the cash bonus paid to the executives of our subsidiaries was based upon achieving, among other things, a targeted pretax income. The Chief Executive Officer was paid a bonus for 2002 based upon implementing short and long-term initiatives for improving the Company's return on investment.

         One of the Company's primary objectives is financial performance that achieves several long-term goals, including earnings-per-share growth, revenue growth, stock price growth and a proper diversification of business risks. The Committee believes that its compensation policy promotes those objectives and that compensation levels during 2002 adequately reflect the Company's compensation goals and policies.

                     Compensation Committee:               Robert L. Myer and
                                                            William A. Searles

                                PERFORMANCE GRAPH

         The graph below compares, assuming $100 was invested on December 31, 1997 and assuming the reinvestment of any dividends, our cumulative total shareholder return with the total shareholder returns of all NASDAQ stocks (the "NASDAQ Total") and of all stocks (the "Peer Index") contained in the following three NASDAQ indexes (with each index being given equal weight): Financial, Health Services and Insurance.


                                [OBJECT OMITTED]

The following is a table representation of the performance graph depiced on page 11 fo the print version of the proxy.

                                          PEER
      FYE             NASDAQ             INDEX             APSG
  ----------       -----------        -----------      ------------
   12/31/02           86.339            101.612           59.635
   12/31/01          124.885            104.357           51.930
   12/31/00          157.417             96.035           21.053
   12/31/99          261.484             80.053           51.754
   12/31/98          140.990             91.065           63.159
   12/31/97          100.000            100.000          100.000

                             AUDIT COMMITTEE REPORT

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") was comprised of two directors in 2002 and operates under a written charter adopted by the Board. The Committee, among other things,

o reviews with the independent auditors and management the adequacy of the Company's accounting and financial reporting controls;

o reviews with management and the independent auditors significant accounting and reporting principles, practices and procedures applied in preparing the Company's financial statements;

o discusses with the independent auditors their judgment about the quality, not just the acceptability, of the Company's accounting principles used in the Company's financial reporting;

o       reviews the activities and independence of the independent auditors;

o reviews and discusses the audited financial statements with management and the independent auditors and the results of the audit; and

o       appoints independent auditors.

It is the responsibility of our executive management to prepare financial statements in accordance with accounting principles generally accepted in the United States of America and of our independent auditors to audit those financial statements.

         In this context, the Committee has reviewed and held discussions with management and the independent auditors regarding the Company's 2002 financial statements. Management represented to the Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

         In addition, the Committee has discussed with the independent auditors the auditor's independence from the Company and management and has received the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Further, the Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

         The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

         Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee believes that the provision of services by the independent auditors for matters other than the annual audit and quarterly reviews is compatible with maintaining the auditor's independence.

                              Audit Committee:          Brad Hummel
                                                        Jackie Majors
                                                        Robert L. Myer


                             DESIGNATION OF AUDITORS

Upon the recommendation of our audit committee, our board of directors designated BDO Seidman, LLP to audit our books and accounts for the year ended December 31, 2002. The audit committee has not yet selected our independent auditors for 2003. Representatives of our independent auditors will be present at the meeting to respond to appropriate questions, and they will have the opportunity, if they desire, to make a statement.

Fees paid to our auditors' firm were comprised of the following:

2002 Financial Statements Audit Fees................       $102,052
                                                           --------

Financial Information Systems Design
    and Implementation Fees provided in 2002.......            --

All Other Fees, including tax preparation,
    tax consulting and other accounting services
    provided in 2002...............................         $ 8,743
                                                            -------

On July 8, 2002, we dismissed KPMG LLP as our independent public accountants and engaged BDO Seidman, LLP as our new independent public accountants. Our board of directors approved the decision to change accountants.

During 2000 and 2001 and through the subsequent interim period ended July 8, 2002, we had no disagreements with KPMG LLP on any matter of accounting principles, or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

The audit report of KPMG LLP on our consolidated financial statements as of and for the years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

                              CERTAIN SHAREHOLDERS

         The following table sets forth certain information as of April 30, 2003 regarding the amount and nature of the beneficial ownership of our common stock by (a) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (b) each of our directors and nominees for director, (c) each of our executive officers named in the Summary Compensation Table below, and (d) all of our officers and directors as a group:
                                               Amount and Nature
                                                 of Beneficial         Percent
Name and Address of                                Ownership             of
Beneficial Owner                                See Notes (1)(2)       Class
--------------------------------------------------------------------------------

Kenneth S. Shifrin..................................587,617             25.5%
 1301 Capital of Texas Highway
 Austin, Texas 78746

Dimensional Fund Advisors Inc. (3)..................167,000              7.8%
 1299 Ocean Ave., 11th Floor
 Santa Monica, California 90401

Heartland Advisors, Inc. (4) .......................247,100              8.8%
 790 North Milwaukee St.
 Milwaukee, Wisconsin 53202

Duane K. Boyd (5)...................................168,053              7.7%
12708 Riata Vista Circle, Suite A-125
Austin, Texas  78727

W. H. Hayes.........................................137,500              6.3%
1301 Capital of Texas Highway
Austin, Texas  78746

Maury L. Magids......................................29,000              1.3%
1301 Capital of Texas Highway
Austin, Texas  78746

Robert L. Myer...................................... 87,000              4.0%
1301 Capital of Texas Highway
Austin, Texas  78746

William A. Searles.................................. 81,000              3.7%
1301 Capital of Texas Highway
Austin, Texas  78746

All officers and directors as
 a group (9 persons) (6)..........................  966,156             37.2%

(1) Except as otherwise indicated, and subject to community property laws where applicable, each individual has sole voting and investment power with respect to all shares owned by such individual.

(2) The number of shares of our common stock beneficially owned by our officers and directors includes the following number of shares subject to options that are presently exercisable or exercisable within 60 days after May 15, 2003: Mr. Shifrin, 173,000; Mr. Hayes, 69,000; Mr.
         Magids, 29,000; Mr. Myer, 72,000; Mr. Searles, 81,000. The number of shares beneficially owned by all of our directors and officers as a group, including the above-named directors, includes 466,000 shares subject to options that are presently exercisable or exercisable within 60 days after May 15, 2003.

(3) Based on the Amendment to Schedule 13G filed by Dimensional Fund Advisors Inc., or Dimensional, with the SEC on February 12, 2003, Dimensional may be deemed to have beneficial ownership of 167,000 shares of our common stock as of December 31, 2002, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) Based on Amendment No. 6 to Schedule 13G filed by Heartland Advisors and William J. Nasgovitz with the SEC on February 12, 2003, Heartland Advisors has sole voting power over 35,500 shares of our common stock and sole investment power over 247,100 shares of our common stock, and Mr. Nasgovitz has sole voting power over 187,200 shares of our common stock.

(5) Mr. Boyd is an employee and a former officer of ours. The number of shares beneficially owned by him includes shares held in family limited partnerships, shares held as trustee for family trusts and 45,000 shares subject to options that are presently exercisable or exercisable within 60 days after May 15, 2003.

(6) Includes the president and chairman of the board, if any, of each of our consolidated subsidiaries.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

UNCOMMON CARE

         On January 1, 1998 we invested in the preferred stock of Uncommon Care, Inc., a developer and operator of specialized care facilities for individuals with Alzheimer's disease. Certain of our officers, directors and employees also invested in the common stock of Uncommon Care, paying the same price per share for their investment as we did.

         At the same time, these officers, directors and employees also participated in a $2.4 million secured line of credit to Uncommon Care, with each individual participant funding their pro rata portion of the line of credit. We have subsequently extended two unsecured lines of credit totaling an additional $2.45 million to Uncommon Care. Beginning July 1, 2001, we agreed to take payments on the lines of credit in-kind, receiving Uncommon Care common stock in place of cash. The officers, directors and employees who participated in the line of credit did not participate in the in-kind program. Uncommon Care has ceased making payments on all of these loans and is in default. At March 31, 2003, the preferred shares of Uncommon Care we hold, assuming conversions, plus our common shares of Uncommon Care earned in-kind, amounted to approximately 42% of the total voting power of Uncommon Care.


         The investments by our officers, directors and employees were as follows:

Name                                     Title                                           Initial Ownership %
----                                     -----                                           -------------------

William H. Hayes                         Senior Vice President-Finance,                         0.38%
                                         Secretary and Chief Financial Officer

Robert L. Myer                           Director                                               0.86%

William A. Searles                       Director                                               0.49%

Kenneth S. Shifrin                       Chairman, President and Chief                          0.57%
                                         Executive Officer
All others                                                                                      1.24%

         Mr. Searles is also a member of Uncommon Care's board of directors.

Asset Management

         In May 1998, we formed APS Asset Management, Inc., or Asset Management, of which we initially owned 95%. Asset Management was organized to manage fixed income and equity assets for institutional and individual clients on a fee basis. Certain of our officers, directors and employees also invested in Asset Management, paying the same price per share as we did. Their investments are as follows:


Name                                     Title                                          Initial Ownership %
----                                     -----                                          -------------------

George S. Conwill                        President of APS Investment                             1%
                                         Services, Inc., or Investment
                                         Services, a wholly-owned subsidiary
                                         of ours

William A. Searles                       Director and Chairman of Investment                     1%
                                         Services


OTHER
         During 2002, Mr. Searles also served as a director and Chairman of the Board of Investment Services. For his additional director services, Mr. Searles was paid monthly director fees of $6,000, plus a non-discretionary incentive amount based on Investment Services achieving certain levels of return on capital. His total compensation for these additional director duties was $285,000 in 2002.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, or the SEC, and the NASDAQ Smallcap Market. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
         Based solely on review of the copies of such forms received by us with respect to 2002, or written representations from certain reporting persons, we believe that all filing requirements applicable to our directors and officers and persons who own more than 10% of a registered class of our equity securities have been complied with.

                              SHAREHOLDER PROPOSALS

         Any of our shareholders meeting certain minimum stock ownership and holding period requirements may present a proposal to be included in our proxy statement for action at the annual meeting of shareholders to be held in 2004 pursuant to Rule 14a-8 of the Exchange Act. Such shareholder must deliver such proposal to our principal executive offices no later than January 25, 2004, unless we notify the shareholders otherwise. Only those proposals that are appropriate for shareholder action and otherwise meet the requirements of Rule 14a-8 of the Exchange Act may be included in our proxy statement.

         A shareholder who otherwise intends to present business at our 2004 annual meeting of shareholders must comply with the requirements set forth in our bylaws, which require, among other things, that to bring business before our 2004 annual meeting, a shareholder must give written notice that complies with our bylaws to our Secretary at our principal executive offices. A shareholder's notice shall be timely if received by our Secretary no later than March 2, 2004 and no earlier than February 1, 2004, provided, however, if the 2004 annual meeting is scheduled to be held on a date earlier than May 31, 2004 or later than August 29, 2004, a shareholder's notice shall be timely if received by our Secretary not later than the close of business on the 10th day following the day on which a public announcement of the date of the 2004 annual meeting is first made by us.

As a result, a notice of a shareholder proposal for the 2004 annual meeting, submitted other than pursuant to Rule 14a-8, will be untimely if not received by us within the time deadlines required by our bylaws as described above. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed within the time deadlines required by our bylaws as described above. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Exchange Act.



                                  OTHER MATTERS

Our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy will vote the proxies in accordance with their judgment on such matters.


                       By Order of our Board of Directors


                       W. H. HAYES
                       Secretary

                                      PROXY

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.


           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 30, 2003

         The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of American Physicians Service Group, Inc. (the "Company") to be held on June 30, 2003 and the Proxy Statement in connection therewith, each dated May 25, 2003, (b) appoints Kenneth S. Shifrin and William
H. Hayes, or either of them, as Proxies, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote, as designated on the reverse, all the shares of Common Stock of American Physicians Service Group, Inc. held of record by the undersigned on May 13, 2003, at such annual meeting of shareholders and at any adjournment(s) thereof and (d) revokes any Proxies heretofore given.


                  (Continued and to be signed on reverse side.)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                     AMERICAN PHYSICIANS SERVICE GROUP, INC.

                                  June 30, 2003






                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.




                Please detach and mail in the envelope provided.



------------------------------------------------------------------------------------------------------------------------------------

                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

1. Election of Directors:                                                        2. In their discretion, the Proxies are authorized
                                     NOMINEES                                       to vote upon such other business as may properly
                                                                                    come before the meeting or any adjournment(s)
                                                                                    thereof.
   [ ]  FOR ALL NOMINEES        [ ]     Brad A. Hummel

   [ ]  WITHHOLD AUTHORITY      [ ]     Jackie Majors                               THIS PROXY WILL BE VOTED AS DIRECTED, IF NO
        FOR ALL NOMINEES                                                            SPECIFICATION IS INDICATED, THIS PROXY WILL BE
                                [ ]     Robert L. Myer                              VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS
   [ ]  FOR ALL EXCEPT                                                              OF THE NOMINEES LISTED ON THIS PROXY AND, IN THE
        (See instructions       [ ]     William A. Searles                          DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS
         below)
                                [ ]     Kenneth S. Shifrin



INSTRUCTION:  To withhold authority to vote for any individual
-----------   nominee(s), mark "FOR ALL EXCEPT" and fill in the circle
              next to each nominee you wish to withhold, as shown here: [ ]

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
submitted via this method.                                               [ ]
--------------------------------------------------------------------------------

Signature of Stockholder ______________________ Date: ______________
Signature of Stockholder ______________________ Date  ______________

--------------------------------------------------------------------------------
     Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------